For Immediate Release               CONTACT:Jay Sears
Senior Vice President
Business and Strategy Development
203.852.5666
sears@edgar-online.com

  U.S. SECURITIES & EXCHANGE COMMISSION LINKS TO EDGAR(R) ONLINE(R), INC. FOR
                            REAL-TIME FILINGS ACCESS

South Norwalk, CT -- November 26, 2001 -- EDGAR(R) ONLINE(R), INC. (Nasdaq:
EDGR) announced today it has reached a non-exclusive arrangement with the U.S. Securities & Exchange Commission (SEC) whereby the SEC will link its Web site (www.sec.gov) to EDGAR ONLINE for real time access to SEC filings. The SEC currently posts delayed documents on its Web site. EDGAR ONLINE, INC. is a provider of financial information derived from U.S. Securities and Exchange Commission data and developer of financial and business systems solutions.


         Under the arrangement, users of the SEC's Web site will be provided access to real time SEC filings via a link from the SEC site to special pages built for the SEC by EDGAR ONLINE, INC. The documents will be provided in basic HTML format with company name and ticker symbol searching available.

About EDGAR(R) ONLINE(R), INC.

EDGAR ONLINE, INC. is a provider of financial information derived from U.S. Securities and Exchange Commission data and a developer of financial and business system solutions. Based in Norwalk, Connecticut, with offices in Rockville and Baltimore, Maryland and New York City, the company sells to the corporate market and Internet portals as well as running destination Web sites including EDGAR ONLINE (http://www.edgar-online.com).


EDGAR(R) is a federally registered trademark of the U.S. Securities and Exchange Commission (SEC). EDGAR Online is not affiliated with or approved by the U.S. Securities and Exchange Commission. EDGAR Online is a product of EDGAR Online, Inc.

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
For Immediate Release               CONTACT:Jay Sears
Senior Vice President
Business and Strategy Development
203.852.5666
sears@edgar-online.com

CLARIFICATION OVER PRESS REPORTS REGARDING U.S. SECURITIES & EXCHANGE COMMISSION
         LINKS TO EDGAR(R) ONLINE(R), INC. FOR REAL-TIME FILINGS ACCESS

South Norwalk, CT -- November 26, 2001 -- EDGAR(R) ONLINE(R), INC. (Nasdaq:
EDGR) wishes to clarify recent news stories and a news release it issued this morning.

     -   The Company is participating in a non-exclusive pilot program with the
         U. S. Securities & Exchange Commission (SEC) whereby the SEC will provide links from its Web site to providers of real-time SEC EDGAR documents. The Company will provide a Web page, hosted by the Company, where users will be able to access real time documents, searchable by ticker symbol or company name, in HTML format.

     - There is no revenue associated with this link from the SEC and the link is at the sole discretion of the SEC. Statements in press accounts that characterize the link from the SEC website as a contract and that the Company expects its revenues to double as a result of this link are not accurate and should not be relied upon. The Company continues to generate revenue from the sale of subscriptions and financial information to corporations and professionals and has no specific revenue expectations of this link from the SEC to a Company Web site.

About EDGAR(R) ONLINE(R), INC.

EDGAR ONLINE, INC. is a provider of financial information derived from U.S. Securities and Exchange Commission data and a developer of financial and business system solutions. Based in Norwalk, Connecticut, with offices in Rockville and Baltimore, Maryland and New York City, the company sells to the corporate market and Internet portals as well as running destination Web sites including EDGAR ONLINE (http://www.edgar-online.com) and FreeEDGAR (http://www.freeedgar.com).

EDGAR(R) is a federally registered trademark of the U.S. Securities and Exchange Commission (SEC). EDGAR Online is not affiliated with or approved by the U.S. Securities and Exchange Commission. EDGAR Online is a product of EDGAR Online, Inc.


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